UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2019

Central Index Key Number of the issuing entity: 0001776721
Wells Fargo Commercial Mortgage Trust 2019-C51
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001592182
Rialto Mortgage Finance, LLC
Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
Central Index Key Number of the sponsor: 0001549574
Barclays Capital Real Estate Inc.
Central Index Key Number of the sponsor: 0001685185
UBS AG
Central Index Key Number of the sponsor: 0001541214
C-III Commercial Mortgage LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-06	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2019, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2019-C51, Commercial Mortgage Pass-Through Certificates, Series 2019-C51 (the “Certificates”) was issued by Wells Fargo Commercial Mortgage Trust 2019-C51 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated and effective as of July 1, 2019 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “188 Spear Street” on Exhibit B to the Pooling and Servicing Agreement (the “188 Spear Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “188 Spear Street Whole Loan”) that includes the 188 Spear Street Mortgage Loan and two other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the 188 Spear Street Whole Loan is to be serviced and administered (i) until the securitization of the related Servicing Shift Control Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Servicing Shift Control Note, under the pooling and servicing agreement entered into in connection with that securitization.

On August 28, 2019, the Servicing Shift Control Note related to the 188 Spear Street Whole Loan was securitized pursuant to the BBCMS 2019-C4 securitization transaction. As of such date, the 188 Spear Street Whole Loan, including the 188 Spear Street Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of August 1, 2019 (the “BBCMS 2019-C4 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Non-Serviced Operating Advisor”) and as asset representations reviewer. The BBCMS 2019-C4 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the BBCMS 2019-C4 Pooling and Servicing Agreement applicable to the servicing of the 188 Spear Street Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on July 11, 2019 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (Wells Fargo Bank, National Association) will accrue at a rate of 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the 188 Spear Street Whole Loan).
•	The special servicing fee payable to the related Non-Serviced Special Servicer (Rialto Capital Advisors, LLC) with respect to the 188 Spear Street Whole Loan if it is a specially serviced loan thereunder will accrue at a rate equal to (i) 0.25000% per annum or (ii) if such rate would result in a special servicing fee that would be less than $4,000 in any given month, such higher per annum rate as would result in a special servicing fee equal to $4,000 for such month with respect to the 188 Spear Street Whole Loan.
•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the 188 Spear Street Whole Loan if it is a corrected loan thereunder will accrue at a rate equal to 1.00%; provided, however, that if such rate would result in a workout fee that would be less than $25,000, then the Non-Serviced Special Servicer will be entitled to an amount from the final payment on the corrected 188

Spear Street Whole Loan that would result in the total workout fees payable to the Non-Serviced Special Servicer with respect to the 188 Spear Street Whole Loan being equal to $25,000;

•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the 188 Spear Street Whole Loan will accrue at a rate equal to 1.00% (or, if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee will accrue at a rate equal to the lesser of (i) 3.00% and (ii) such lesser rate as would result in an aggregate liquidation fee of $25,000);
•	The BBCMS 2019-C4 Pooling and Servicing Agreement provides for a “risk retention consultation party” with certain consultation rights in relation to material servicing actions; and
•	The powers and duties of the Non-Serviced Operating Advisor under the BBCMS 2019-C4 Pooling and Servicing Agreement differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2019, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

	By:	/s/ Anthony J. Sfarra
	Name:	Anthony J. Sfarra
	Title:	President

Dated: September 3, 2019

Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2019, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.